UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          Schedule 14A
              Proxy Statement Pursuant to Section 14 (a)
               of the Securities Exchange Act of 1934
                     (Amendment NO.      )


Filed by the Registrant                  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-12

    ADVANCE CAPITAL I, INC.
    ----------------------------------------
    (Name of Registrant as Specified in Its Charter)

    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
    and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value ot transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:

      (2)Form, Schedule or Registration Statement No.:

      (3)Filing Party:

      (4)Date Filed:

ADVANCE CAPITAL I, INC.


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 29, 2004


      The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on July 29, 2004, at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:


1.    To elect six directors to hold office until the next Annual
      Meeting of Shareholders or until their successors have been elected and qualified;


2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004;


3. To transact such other business as may properly come before the meeting and any adjournments thereof.


      Shareholders of record at the close of business on May 31, 2004, are entitled to notice of and to vote at the meeting.



By Order of the Board of Directors

Kathy J. Harkleroad, Secretary



One Towne Square, Suite 444
Southfield, Michigan 48076
June 25, 2004
------------------------------------------------------------------



YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444
Southfield, Michigan 48076


PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 29, 2004


INTRODUCTION


      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on July 29, 2004 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 25, 2004.


      The cost of soliciting proxies will be borne by the Company.
In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne
Square, Suite 444, Southfield, Michigan 48076 or by calling
(800) 345-4783.


      All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for directors hereinafter listed and for Proposal 2. Abstentions are counted for purposes of determining whether a quorum is present, and will have the effect of a negative vote with respect to the approval of Proposal 2. Shareholders of record at the close of business on May 31, 2004
(the "Record Date"), are entitled to notice of and to vote at the Meeting.


      Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

      Each Company share and each fractional share outstanding at the Record Date is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of the Record Date 6,163,576 Equity Growth Fund Class shares, 17,101,424 Balanced Fund Class shares, 39,296,767 Retirement Income Fund Class shares and 6,569,030 Cornerstone Stock Fund Class shares were outstanding and entitled to vote at the Meeting. All classes will vote together for the election of directors and on Proposal 2, which means there is a total of 69,130,797 shares entitled to vote at the Meeting. As of the Record Date no persons were known to own of record or beneficially 5% or more of the outstanding shares of the Company or of any particular class of shares.

PROPOSAL 1:  ELECTION OF DIRECTORS

      The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all four portfolios of Advance Capital I, Inc.

      The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All directors were present at all meetings during 2003. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2003 Annual Shareholder Meeting.

      At the Meeting, six directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors. All of the nominees for election as directors other than Robert J. Cappelli have been previously elected by the shareholders and are currently serving as directors. Richard W. Holtcamp, who has served as a director since 1989, is not eligible to stand for re-election at the Meeting in accordance with the mandatory retirement policy for directors that is described below.

      All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director and the nominee is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.

NOMINEES WHO ARE CURRENTLY "NOT-INTERESTED" DIRECTORS:
-----------------------------------------------------------------



                                                                 OTHER
                      YEAR FIRST    PRINCIPAL OCCUPATION(S)      DIRECTORSHIPS
NAME AND AGE          ELECTED       DURING PAST 5 YEARS          HELD*
-----------------     ----------    -----------------------      -------------
Joseph A. Ahern,46    1995          Attorney; President and      None
                                    Shareholder; Stark,
                                    Reagan, P.C.

Dennis D. Johnson,65  2000          Retired; former Chief        None
                                    Operating Officer,
                                    Belgacom
                                   (Ameritech International);
                                    Management Consultant;
                                    Vice President - Human
                                    Resources, Ameritech
                                    Network Services

Janice E. Loichle,56  2001          Retired; former Vice         None
                                    President, Chief
                                    Integration
                                    Officer and Chief
                                    of Local
                                    Exchange Operations,XO
                                    Communications, Inc.;
                                    President, NEXTLINK
                                    Solutions
                                   (Telecommunications)

Thomas L. Saeli,47    2000          Vice President - Corporate  Noble
                                    Development, Lear      	    International
                                    Corporation (Automotive     Ltd.
                                    Supplier); Vice President,
                                    Oxford Investment Group,
                                    Inc.






NOMINEE WHO IS CURRENTLY AN "INTERESTED" DIRECTOR:
---------------------------------------------------------------------

                  		      				      OTHER
                      YEAR FIRST     PRINCIPAL OCCUPATION(S)      DIRECTORSHIPS
NAME AND AGE          ELECTED        DURING PAST 5 YEARS          HELD*
-----------------     ----------     ----------------------       -------------
John C. Shoemaker,58  1987           President and Director,	None
                                     Advance Capital I, Inc.;
                                     President, Advance
                                     Capital Management, Inc,



                        4


NEW NOMINEE WHO WILL BE AN "INTERESTED" DIRECTOR:
------------------------------------------------------------------------------



	      					  	                     OTHER
			           PRINCIPAL OCCUPATION(S)                 DIRECTORSHIPS
NAME AND AGE                 DURING PAST 5 YEARS                     HELD*
-----------------------      ----------------------                  -------------
Robert J. Cappelli,52	     Vice President and                      None
                             Treasurer, Advance
                             Capital I, Inc.; President,
                             Advance Capital Services, Inc.




*This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

      The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.

      The Board recommends that you vote FOR all nominees.

OWNERSHIP OF ADVANCE CAPITAL I, INC. SHARES


      The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company and the new nominee as of the Record Date, by dollar range. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.







	                                                          AGGREGATE DOLLAR
	                                                          RANGE OF EQUITY
	                                                          SECURITIES IN ALL
	                                                          REGISTERED INVESTMENT
	                                                          COMPANIES
	                     DOLLAR RANGE OF EQUITY               OVERSEEN BY DIRECTORS
	                     SECURITIES HELD IN EACH              IN ALL OF THE ADVANCE
NAME	                     ADVANCE CAPITAL I, INC. FUND         CAPITAL I, INC. FUNDS
----                       ----------------------------         ---------------------
"Not Interested" Directors:
---------------------------

Joseph A. Ahern	         Retirement Income $0                 Over $100,000
                           Balanced $0
                           Cornerstone Stock $50,001 - $100,000
                           Equity Growth $50,001 - $100,000

Richard W. Holtcamp        Retirement Income $0                 Over $100,000
                           Balanced $50,001 - $100,000
                           Cornerstone Stock $1 - $10,000
                           Equity Growth $50,001 - $100,000









                                                                    AGGREGATE DOLLAR
                                                                    RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                                    REGISTERED INVESTMENT
                                                                    COMPANIES
                              DOLLAR RANGE OF EQUITY                OVERSEEN BY DIRECTORS
                              SECURITIES HELD IN EACH               IN ALL OF THE ADVANCE
NAME                          ADVANCE CAPITAL I, INC. FUND          CAPITAL I, INC. FUNDS
-------------------------     ----------------------------          ----------------------
Dennis D. Johnson             Retirement Income $0                  Over $100,000
                              Balanced $50,001 - $100,000
                              Cornerstone Stock $10,001 - $50,000
                              Equity Growth $50,001 - $100,000

Janice E. Loichle             Retirement Income $0                  Over $100,000
                              Balanced $50,001 - $100,000
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000

Thomas L. Saeli	            Retirement Income $0                  Over $100,000
                              Balanced $10,001 - $50,000
                              Cornerstone Stock $50,001 - $100,000
                              Equity Growth Over $100,000

"Interested" Director and Nominee:
----------------------------------
John C. Shoemaker             Retirement Income $10,001 - $50,000   Over $100,000
                              Balanced Over $100,000
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000

Robert J. Cappelli	      Retirement Income	$0                  Over $100,000
                              Balanced $0
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000




COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The officers of the Company receive no direct compensation from the Company. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc.
("Management"), the Company's investment adviser, Advance Capital Services, Inc. ("Services"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

      John C. Shoemaker is President of the Company and a director. He receives no compensation from the Company for his service as a director.


      During the year ended December 31, 2003, the Board of Directors met nine times. Only the independent directors
(those directors who are "not-interested" persons as that term is defined by the Investment Company Act of 1940), received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings.
The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2003. The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2003.




                         Annual        Meeting           Total Compensation
Name                     Fee           Fees              from the Company
------------------       ------        ----------        ------------------
Joseph A. Ahern          $ 5,500       $ 4,000           $ 9,500
Richard W. Holtcamp      $ 5,500       $ 4,000           $ 9,500
Dennis D. Johnson        $ 5,500       $ 4,000           $ 9,500
Janice E. Loichle        $ 5,500       $ 4,000           $ 9,500
Thomas L. Saeli          $ 5,500       $ 4,000           $ 9,500



COMMITTEES OF THE BOARD

      The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940). Thomas Saeli serves as the Committee's Chairman. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Committee has adopted a formal written charter. A copy of the Audit Committee Charter is provided as Exhibit A to this Proxy Statement. One Audit Committee meeting was held during the last fiscal year.

      The Company's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit
Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

      The Board has not designated a specific Nominating Committee, but the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process.
However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

      The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

      The Board has not designated a specific Compensation Committee. The Board has determined that such a committee is not necessary since only independent directors receive compensation directly from the Company. See "Compensation of Directors and Executive Officers" for additional information.

PROPOSAL 2:  SELECTION OF AUDITORS

      The members of the Audit Committee of the Board, all of whom are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP ("PwC") to serve as independent auditors for the fiscal year ending December 31, 2004, subject to the ratification by the Company's shareholders at the Meeting. PwC has no direct financial interest or material indirect financial interest in the Company. Representatives of PwC are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PwC is expected to be available by phone to respond to any appropriate questions.

      The following summarizes PwC's services for the fiscal year ending December 31, 2004: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting and reporting matters.

      The Board authorized all services performed by PwC for the Company during 2003. In addition, the Board annually reviews the scope of services to be provided by PwC and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2003, PwC did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company. PwC has audited the Company's books since 1995.

AUDIT FEES

      The aggregate fees paid for professional services rendered by PwC for the audit of the Company's annual statements for the years ended December 31, 2002, and December 31, 2003 were $43,000 and $45,000, respectively. No other fees were paid to PwC for non-audit related services, management advisory services or tax services.

PRE-APPROVAL POLICY AND PROCEDURES

      The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent auditor, as well as fees associated with such services, in order to assure that the provision of such services does not impair the auditor's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval.

      The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.


REQUIRED VOTE

      The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PwC. The
Board recommends that the shareholders vote FOR the ratification of the selection of independent auditors.

OTHER BUSINESS

      The management of the Company knows of no other business which may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

OTHER INFORMATION


OFFICERS OF THE COMPANY

      The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.





Name, Position(s)	                         Principal Occupation(s)
and Age                  Officer Since     During past 5 Years
-----------------        -------------     -----------------------
Christopher Kostiz, 36   2003              Senior Portfolio Manager,
Vice President                             Advance Capital Management, Inc.

Kathy J. Harkleroad, 51  1996              Marketing Director, Advance
Secretary                                  Capital Services, Inc.; Director
                                           of Client Services, Advance
                                           Capital Services, Inc.

Julie Katynski, 38	 2003              Controller, Advance Capital
Vice President and                         Group, Inc.
Assistant Secretary



INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

      The Company's investment adviser, Management, is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management is a registered investment adviser with the Securities and Exchange Commission. Management charged investment advisory fees to the Company of $4,369,943 for 2003. Management is a wholly-owned subsidiary of Advance Capital Group, Inc.


      T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.


      The Company's distributor, Advance Capital Services, Inc. ("Services"), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. Services charged distribution fees to the Company of $1,958,104 for 2003. Services is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. ("Group").

      The owners of Group and the directors and officers of Management and Services are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli.
The address for all three companies and their officers is One
Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.


POSITION        GROUP        SERVICES   MANAGEMENT    COMPANY
-----------     ------       --------   -----------   -------------
Owners          Cappelli     GROUP      GROUP         Shareholders
                Rathka
                Shoemaker

Directors       Cappelli     Cappelli   Cappelli      Ahern
                Rathka       Rathka     Rathka        Johnson
                Shoemaker    Shoemaker  Shoemaker     Loichle
                                                      Saeli
                                                      Shoemaker

President       Rathka       Cappelli   Shoemaker     Shoemaker

Vice President  Shoemaker    Shoemaker  Cappelli      Cappelli
                                                      Katynski
                                                      Kostiz

Treasurer       Cappelli     Rathka     Rathka        Cappelli

Secretary       Shoemaker    Shoemaker  Shoemaker     Harkleroad

Asst. Secretary                                       Katynski

SHAREHOLDER PROPOSALS

      Proposals to be considered for inclusion in the proxy materials for the 2005 annual meeting must be received by February 28, 2005.
If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 13, 2005.

      To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company.
The Secretary of the Company will direct the correspondence to the appropriate parties.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.
The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at
(800) 345-4783.

FINANCIAL STATEMENTS


      The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2003, and the Statement of Operations of the Company for the year ended
December 31, 2003, reported on by PwC, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc.,
Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first-class U.S. mail.


      If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc.
at (800) 345-4783.

By Order of the Board of Directors


Kathy J. Harkleroad, Secretary
June 25, 2004

Exhibit A
ADVANCE CAPITAL I, INC.
AUDIT COMMITTEE CHARTER

ORGANIZATION
      This charter governs the operations of the audit committee of Advance Capital I, Inc. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisor, or other compensatory fee from the Company or related parties and are not affiliated persons of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate and at least one member shall be a "financial expert" as defined by SEC regulations.

PURPOSE
      The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

      In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

DUTIES AND RESPONSIBILITIES
      The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board.
While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

      The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may delete, modify or supplement them as appropriate.

      The committee shall be directly responsible for the appointment and termination (subject to shareholder ratification), compensation, and oversight of the work of the independent auditors, including any necessary resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors but shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee whose decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

      At least annually, the committee shall obtain and review a report by the independent auditors covering:

-  The firm's internal quality control procedures.
- Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
- All relationships between the independent auditor and the Company (to assess the auditor's independence).

      The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs
(e.g., Company's Code of Conduct).

      The committee shall meet separately as deemed necessary with management, the internal auditors, and/or the independent auditors to discuss issues and concerns warranting committee attention.
The committee shall provide opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response to same.

      The committee shall receive any reports from the independent auditor on the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

      The committee shall review the financial statements and disclosures included in the Annual and Semi Annual financial reports of the Company. The committee shall also discuss the results of any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      The committee shall review with management and the independent auditors the financial statements and discussions included in the Company's Annual and Semi Annual Reports including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      The committee shall receive and review copies of any complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of affiliated companies regarding their concerns about possible questionable accounting or auditing matters.

      The committee shall receive any reports of counsel regarding evidence of any material violation with securities laws or breaches of fiduciary duty. The committee shall perform an evaluation of its performance at least triennially to assess the efficacy of its functioning.

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Balanced, Retirement
Income and Cornerstone Stock Funds)


   The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2004, at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 29, 2004 or any adjournment thereof, with respect to the matters set forth below and described in the Notice Annual Meeting and Proxy Statement dated June 25, 2004.


   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be FOR all proposals.

   Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.



                       Dated:                           , 2004
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                       Signature


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                       Signature (If Joint Account)


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                       Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of   FOR all nominees listed         WITHHOLD AUTHORITY
   directors.    below (except as marked         to vote for all nominees
                 to the contrary)                listed below
                                         ------                  -------

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


   Joseph A. Ahern,  Robert J. Cappelli,  Dennis D. Johnson,

   Janice E. Loichle,  Thomas L. Saeli,  John C. Shoemaker


                                              FOR    AGAINST    ABSTAIN
2. Ratify the selection of
   PricewaterhouseCoopers LLP
   as independent auditors of the Company.   ----    -------    -------

3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.


                                                     NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting of
   Shareholders please indicate the number
   attending the meeting and/or luncheon.          Meeting      Luncheon
                                              ----          ----